Energy Portfolio	Series 00A [ 9/22/2000 - Current Offering ] | cusip: 29471T345
Fund Overview
As of October 25, 2000
Closing NAV: 0.95459	Previous Close: 0.99266	Change: -0.03807	% Change: -3.83515%
The Objective:
The Portfolio seeks capital appreciation by investing in stocks in the energy sector.

The Strategy:
Portfolio stocks were selected based on company characteristics including: improved earnings from rising energy production; industry leadership with attractive finances; track record of successfull management through past industry downturn or cycles; consolidation forming "Super Majors" bringing benefits to survivors; extensive industry vertical integration with few first tier companies and undervalued stock prices relative to previous cycles.

Offered By: This portfolio is offered by Merrill Lynch (ENS00A), PaineWebber (ENS00A), Morgan Stanley Dean Witter (ENS00A).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Wednesday, October 25, 2000
Security	Symbol	Price	% of Portfolio
EL Paso Energy Corporation	EPG	59.88	6.01
Kinder Morgan Inc.	KMI	37.63	4.95
Phillips Petroleum Co.	P	62.69	4.77
Williams Cos. Inc.	WMB	38.75	4.43
Enron Corporation	ENE	76.13	4.22
Texaco Inc.	TX	58.63	3.65
Reliant Energy Inc.	REI	40.63	3.52
Duke Energy Corporation	DUK	83.69	3.48
Murphy Oil Corporation	MUR	58.25	3.43
Exxon Mobil Corporation	XOM	87.19	3.32
USX-Marathon Group	MRO	26.44	3.11
Utilicorp United Inc.	UCU	25.25	2.97
NRG ENERGY, INC.	NRG	26.69	2.86
Tosco Corporation	TOS	27.69	2.78
Devon Energy Corporation	DVN	52.55	2.73
Constellation Energy Group Inc.	CEG	40.63	2.67
EOG Resources Inc.	EOG	36.81	2.55
Chevron Corporation	CHV	81.50	2.54
Santa Fe International Corporation	SDC	37.19	2.45
Dynergy, Inc.	DYN	44.00	2.44
Noble Affiliates Inc.	NBL	36.75	2.42
Helmerich & Payne Inc.	HP	31.25	2.38
Anadarko Petroleum Corporation	APC	62.00	2.36
Apache Corporation	APA	56.00	2.33
ENSCO International Incorporated	ESV	33.56	2.32
Transocean Sedco Forex Inc.	RIG	55.25	2.30
Total Fina Elf	TOT	70.25	2.19
BP Amoco PLC	BP	51.94	2.16
Royal Dutch Petroleum Company	RD	59.44	2.06
Shell Transport & Trading Co.	SC	49.13	2.04
BJ Services Co.	BJS	50.13	1.91
Schlumberger Limited	SLB	75.31	1.83
Diamond Offshore Drilling, Inc.	DO	34.88	1.81
Smith International Inc.	SII	69.56	1.69
Calpine Corporation	CPN	77.25	1.34

We're sorry... Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible. Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of about $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 9/22/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.225%	$2.22

Estimated Organization Costs		$2.73

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.
If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000		2.50%
$50,000 to $99,999		2.25%
$100,000 to $249,000		1.75%
$250,000 to $999,999		1.50%
$1,000,000 or more		0.75%

Is this Fund appropriate for you?

Yes, if you're seeking capital appreciation and can tolerate the risks involved in equity investing.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no guarantee that this Fund will meet its objective.

The Portfolio does not reflect any investment recommendations of any Sponsor.

The Portfolio is designed for investors who can assume the risks associated with equity investments, and is generally not appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

The Portfolio consists entirely of energy stocks, which can involve special risks including dependence on energy prices, availability of supplies, competitions and vulnerability to international political developments.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, certain individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

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Unit Investment Trust Department
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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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